DELAWARE GROUP TAX-FREE MONEY FUND

Delaware Tax-Free Money Fund

Supplement to the Fund's
Statement of Additional Information
dated June 30, 2004

On August 19, 2004, the Board of Trustees approved the following change to Delaware Tax-Free Money Fund's non-fundamental investment policy effective as of November 1, 2004. The following replaces non-fundamental investment restriction number 9:

The Fund shall not: Purchase securities of any issuer (except the U.S. government, its agencies or instrumentalities, or securities which are backed by the full faith and credit of the United States) if, as a result, more than 5% of its assets would be invested in the securities of such issuer; except that the Fund may purchase securities subject to an unconditional demand feature or guarantee provided by a person not controlled by the issuer of the securities, where the credit of such provider may be substituted and the exposure to such provider shall be limited to 10% of the Fund's assets, with respect to 75% of the Fund's assets.

This supplement is dated September 7, 2004.